UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December   6   , 2004
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                                 CANDIE'S, INC.
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             (Exact name of registrant as specified in its charter)


   Delaware                  0-10593                         11-2481093
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(State or Other            (Commission                      (IRS Employer
Jurisdiction of            File Number)                  Identification No.)
Incorporation)

215 West 40th Street, New York, NY                             10018
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code   (212) 730-0030
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01   Entry into a Definitive Material Agreement


On December 6, 2004, a license agreement (the "License Agreement") was entered into by and among Candie's, Inc. ("Candie's"), IP Holdings, LLC, a wholly owned subsidiary of Candie's (referred to collectively with Candie's as the "Company") and Kohl's Department Stores, Inc. ("Kohl's").


Pursuant to the License Agreement, the Company granted Kohl's the exclusive right to design, manufacture, sell and distribute a broad range of products under the CANDIE'S(R) trademark, including women's, juniors' and children's apparel, accessories (except optical), beauty and personal care products, home accessories and electronics. Kohl's was also granted the non-exclusive right to sell footwear and handbags bearing the CANDIE'S brand through December 31, 2006, which rights become exclusive to Kohl's on January 1, 2007.


The initial term of the License Agreement expires on January 29, 2011, subject to Kohl's option to renew the License Agreement for up to three additional terms of five years each contingent on Kohl's meeting certain performance and minimum sale standards. The License Agreement also contains certain minimum royalties that Kohl's is obligated to pay to the Company, which average between $8 and $9 million per contract year, which minimums will be credited against Kohl's obligation to pay the Company royalties based upon actual sales of CANDIE'S products at Kohl's. The first contract year of the License Agreement runs from December 6, 2004, through December 31, 2006. Kohl's is also obligated to pay to the Company an advertising royalty each contract year, which the Company must spend on national advertising supporting the CANDIE'S brand.

In connection with the Kohl's License, on December 6,2004, the Company also amended the Company's existing exclusive footwear license agreement with Steve Madden Ltd. ("SML") dated May 12, 2003, to provide Kohl's with the exclusive rights to footwear commencing January 1, 2007. In connection with the amendment, the Company is forgoing certain minimum royalties from SML. The amendment also provides for the Company to make certain payments to SML in the event that Kohl's fails to purchase certain amounts of footwear from SML through January 2011.


Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year


         (b) On December 7, 2004, Candie's will change its fiscal year, which currently runs from February 1 to January 31, to a calendar year running from January 1 to December 31. Candie's will file its transition report containing financial information for the period from February 1, 2004, through December 31, 2004, on Form 10-K.








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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CANDIE'S, INC.
                                     (Registrant)

                                 By: /s/ Neil Cole
                                     --------------------------------
                                     Neil Cole
                                     President and Chief Executive Officer

Date: December 7, 2004